UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 1, 2003

Digi International Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17972	41-1532464

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11001 Bren Road East Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 912-3444

Item 7. Exhibits. The following Exhibit is being furnished herewith:

99	Press Release dated October 1, 2003.

Item 12. Results of Operations and Financial Condition.

     On October 1, 2003, Digi International Inc. (the “Company”) issued updated estimates for the fiscal year ended September 30, 2003. See the Company’s press release dated October 1, 2003, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGI INTERNATIONAL INC.

Date:	October 6, 2003	By /s/ Subramanian Krishnan Subramanian Krishnan Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

No.	Exhibit	Manner of Filing

99	Press Release dated October 1, 2003.	Filed Electronically

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